UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2024

NorthWestern Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware			000-56598	93-2020320
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NorthWestern Energy Group, Inc.	Common stock	NWE	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Director
On November 20, 2024, the Board of Directors of NorthWestern Energy Group, Inc. d/b/a NorthWestern Energy (Nasdaq: NWE) (NorthWestern), elected David L. Goodin to the Board, with a term commencing December 1, 2024, and expiring at the Company's next Annual Meeting of Stockholders scheduled for April 30, 2024, at which time Mr. Goodin is expected to be nominated for approval by the Company's stockholders.
Mr. Goodin has over 40 years of experience in the utility industry with MDU Resources Group, Inc. (NYSE: MDU). On Jan. 5, 2024, he retired as MDU's president and chief executive officer, and on May 14, 2024, he retired from MDU's board of directors. Before becoming CEO in 2013 and over the course of his career with MDU, he served in various leadership roles in the organization, including president and chief executive officer of the Utility Group, president of Cascade Natural Gas, and executive vice president of operations and acquisitions at MDU.
Mr. Goodin has been appointed to a number of boards during his career. In addition to MDU’s board, he has shared his leadership experience as a member of the U.S. Bank Western North Dakota Advisory Board, the Sanford West Medical Board, and the Boards of the NDSU Foundation and Alumni Association and the Bismarck State College Foundation. His utility expertise has allowed him to serve on the Boards of the Edison Electric Institute, American Gas Association, North Central Electric Association, and Midwest Energy Association.
NorthWestern anticipates Mr. Goodin will serve on two of the Board's committees yet to be determined. He will receive compensation for Board service consistent with compensation received by the Company's other non-employee directors (which is described in the Company's Proxy Statement dated March 8, 2024).
The press release announcing the appointment of Mr. Goodin to the Board is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description of Document
99.1*	Press Release, dated November 21, 2024
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

* filed herewith

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Energy Group, Inc.

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary
Date: November 21, 2024